CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net Income (Loss)	$ 15,101	$ (171,328)	$ 50,033
Other Comprehensive Income (Loss)
Translation Differences	(210)	(102)	157
Unrealized Gain (Loss) on Defined benefit plan	(22)	(163)	(76)
Total Other Comprehensive Income (Loss)	(232)	(265)	81
Total Comprehensive Income (Loss)	$ 14,869	$ (171,593)	$ 50,114